UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

SEALED AIR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2415 Cascade Pointe Boulevard

Charlotte, North Carolina 28208

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	SEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 17, 2025, Sealed Air Corporation, a Delaware corporation (“Sealed Air” or the “Company”), issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01, announcing the expiration of the “go shop” period established pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of November 16, 2025, by and among Sword Purchaser, LLC, a Delaware limited liability company (“Parent”) that is affiliated with Clayton, Dubilier & Rice, LLC, Sword Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Sealed Air, pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Sealed Air, with Sealed Air continuing as the surviving corporation and a wholly owned subsidiary of Parent.

Important Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction (the “Transaction”) involving Sealed Air, Sword Purchaser, LLC and Sword Merger Sub, Inc. The Transaction will be submitted to the Company’s stockholders for their consideration and approval at a special meeting of the Company’s stockholders. In connection with the Transaction, the Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which (if and when available) will be sent or provided to the Company’s stockholders and will contain important information about the Transaction and related matters. The Company may also file other relevant documents with the SEC regarding the Transaction. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement and other documents containing important information about the Company and the Transaction that are filed or will be filed with the SEC by the Company when they become available at the SEC’s website at www.sec.gov or the Company’s website at www.sealedair.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on

April 17, 2025 (the “2025 Annual Meeting Proxy Statement”), and will be available in the Proxy Statement. To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) have changed since the information set forth in the 2025 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Transaction will be included in the Proxy Statement if and when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and projections about future events, which are subject to change. Any statements as to the expected timing, completion and effects of the Transaction or that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “intend,” “aim,” “plan,” “believe,” “could,” “seek,” “see,” “should,” “will,” “may,” “would,” “might,” “considered,” “potential,” “predict,” “projection,” “estimate,” “forecast,” “continue,” “likely,” “target” or similar expressions. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements.

These risks, uncertainties, assumptions and other important factors that might materially affect such forward-looking statements include, but are not limited to: (i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; (ii) the possibility that the Company’s stockholders may not approve the Transaction; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement entered into pursuant to the Transaction; (iv) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the Transaction in a timely manner or at all; (v) the risk of any litigation relating to the Transaction; (vi) the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on the Company’s operating results and business generally; (vii) the risk that the Transaction and its announcement could have adverse effects on the market price of the Company’s common stock; (viii) the possibility that the parties to the Transaction may not achieve some or all of any anticipated benefits with respect to the Company’s business and the Transaction may not be completed in accordance with the parties’ expected plans or at all; (ix) the risk that restrictions on the Company’s conduct during the pendency of the

Transaction may impact the Company’s ability to pursue certain business opportunities; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (xii) the risk that the Company’s stock price may decline significantly if the Transaction is not consummated; (xiii) the Company’s ability to raise capital and the terms of those financings; (xiv) the risk posed by legislative, regulatory and economic developments affecting the Company’s business; (xv) general economic and market developments and conditions, including with respect to federal monetary policy, federal trade policy, sanctions, export restrictions, interest rates, interchange rates, labor shortages, supply chain issues, changes in raw material pricing and availability; energy costs; and environmental matters; (xvi) changes in consumer preferences and demand patterns that could adversely affect the Company’s sales, profitability and productivity; (xvii) the effects of animal and food-related health issues on the Company’s business; and (xviii) the other risk factors and cautionary statements described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and other documents filed by the Company with the SEC. The above list of factors is not exhaustive or necessarily in order of importance. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to, and specifically disclaims any obligation to, update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 17, 2025

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Stefanie M. Holland
Name: Stefanie M. Holland
Title: Vice President, General Counsel and Secretary
(Duly Authorized Officer)

Dated: December 17, 2025

Exhibit 99.1

Sealed Air Announces Expiration of “Go-Shop” Period

Transaction is Expected to Close in Mid-2026

CHARLOTTE, N.C., Dec. 17, 2025 — Sealed Air Corporation (“Sealed Air” or the “Company”) (NYSE: SEE), a leading global provider of food and protective packaging solutions, today announced the expiration of the 30-day “go-shop” period set forth in the previously announced definitive agreement with funds affiliated with CD&R, a leading private investment firm with deep experience in the industrial and packaging industries (the “Merger Agreement”). Under the terms of the Merger Agreement, funds affiliated with CD&R have agreed to acquire all the outstanding shares of the Company’s common stock for $42.15 per share in an all-cash transaction with an enterprise value of $10.3 billion. The “go-shop” period expired at 11:59 p.m. Eastern Time on December 16, 2025.

During the “go-shop” period, and at the direction of the Company’s Board of Directors, representatives of Evercore, the Company’s financial advisor, actively solicited alternative acquisition proposals from 29 parties, including seven strategic parties and 22 private equity firms. Six of these parties entered into confidentiality agreements and received access to non-public information about Sealed Air. As of the expiration of the “go-shop” period, no party constituted an “Excluded Party” (as defined in the Merger Agreement).

Upon expiration of the “go-shop” period, Sealed Air became subject to the customary “no-shop” provisions that limit the Company’s ability to negotiate acquisition proposals with, or provide non-public information to, third parties, subject to exceptions specified in the Merger Agreement including customary “fiduciary out” provisions.

The transaction is expected to close in mid-2026, subject to the receipt of stockholder approval, regulatory clearances, and the satisfaction of other customary closing conditions. Upon closing of the transaction, Sealed Air will become a privately held company, and its common stock will no longer be traded on the New York Stock Exchange (NYSE). The Company will continue to be headquartered in Charlotte, North Carolina.

Advisors

Evercore served as exclusive financial advisor and Latham & Watkins LLP served as legal counsel to Sealed Air.

About Sealed Air

Sealed Air Corporation (NYSE: SEE), is a leading global provider of packaging solutions that integrate sustainable, high-performance materials, automation, equipment and services. Sealed Air designs, manufactures and delivers packaging solutions that preserve food, protect goods and automate packaging processes. We deliver our packaging solutions to an array of end markets including fresh proteins, foods, fluids and liquids, medical and life science, e-commerce retail, logistics and omnichannel fulfillment operations, and industrials. Our globally recognized solution brands include CRYOVAC® brand food packaging, SEALED AIR® brand protective packaging, LIQUIBOX® brand liquids systems, AUTOBAG® brand automated packaging systems, and BUBBLE WRAP® brand packaging. In 2024, Sealed Air generated $5.4 billion in sales and has approximately 16,400 employees who serve customers in 117 countries/territories.

Important Information and Where to Find It

This communication is being made in respect of the proposed transaction (the “Transaction”) involving Sealed Air Corporation (“Sealed Air,” the “Company” or “us”), Sword Purchaser, LLC and Sword Merger Sub, Inc. The Transaction will be submitted to the Company’s stockholders for their consideration and approval at a special meeting of the Company’s stockholders. In connection with the Transaction, the Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which (if and when available) will be sent or provided to the Company’s stockholders and will contain important information about the Transaction and related matters. The Company may also file other relevant documents with the SEC regarding the Transaction. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Proxy Statement and other documents containing important information about the Company and the Transaction that are filed or will be filed with the SEC by the Company when they become available at the SEC’s website at www.sec.gov or the Company’s website at www.sealedair.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on April 17, 2025 (the “2025 Annual Meeting Proxy Statement”), and will be available in the Proxy Statement. To the extent holdings of the Company’s securities by such directors or executive officers (or the identity of such directors or executive officers) have changed since the information set forth in the 2025 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of the Company’s directors and executive officers in the Transaction will be included in the Proxy Statement if and when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

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Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and projections about future events, which are subject to change. Any statements as to the expected timing, completion and effects of the Transaction or that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “intend,” “aim,” “plan,” “believe,” “could,” “seek,” “see,” “should,” “will,” “may,” “would,” “might,” “considered,” “potential,” “predict,” “projection,” “estimate,” “forecast,” “continue,” “likely,” “target” or similar expressions. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements.

These risks, uncertainties, assumptions and other important factors that might materially affect such forward-looking statements include, but are not limited to: (i) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; (ii) the possibility that the Company’s stockholders may not approve the Transaction; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement entered into pursuant to the Transaction; (iv) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the Transaction in a timely manner or at all; (v) the risk of any litigation relating to the Transaction; (vi) the risk that the Transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on the Company’s operating results and business generally; (vii) the risk that the Transaction and its announcement could have adverse effects on the market price of the Company’s common stock; (viii) the possibility that the parties to the Transaction may not achieve some or all of any anticipated benefits with respect to the Company’s business and the Transaction may not be completed in accordance with the parties’ expected plans or at all; (ix) the risk that restrictions on the Company’s conduct during the pendency of the Transaction may impact the Company’s ability to pursue certain business opportunities; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee; (xii) the risk that the Company’s stock price may decline significantly if the Transaction is not consummated; (xiii) the Company’s ability to raise capital and the terms of those financings; (xiv) the risk posed by legislative, regulatory and economic developments affecting the Company’s business; (xv) general economic and market developments and conditions, including with respect to federal monetary policy, federal trade policy, sanctions, export restrictions, interest rates, interchange rates, labor shortages, supply chain issues, changes in raw material pricing and availability; energy costs; and environmental matters; (xvi) changes in consumer preferences and demand patterns that could adversely affect the Company’s sales, profitability and productivity; (xvii) the effects of animal and food-related health issues on the Company’s business; and (xviii) the other risk factors and cautionary statements described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and other documents filed by the Company with the SEC. The above list of factors is not exhaustive or necessarily in order of importance. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to, and specifically disclaims any obligation to, update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

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Contacts

Investors

Mark Stone

Vice President, Investor Relations

mark.stone@sealedair.com

Media

Andi Cole

Head of Global Corporate Communications

andi.cole@sealedair.com

FGS Global

SealedAir-FGS@fgsglobal.com

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